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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): October 5, 2004
                                                   (September 30, 2004)
                                 ______________

                     INTERDIGITAL COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



       Pennsylvania                     1-11152               23-1882087
(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                   Identification No.)



781 Third Avenue, King of Prussia, Pennsylvania              19406-1409
     (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03         Amendments to Articles of Incorporation or Bylaws;
                  Change in Fiscal Year.

Effective  September  30, 2004,  the Board of  Directors of the Company  amended
Section 4 of the Company's By-Laws to (1) include two officer titles, General Patent Counsel and General Counsel, with descriptions of the respective powers and duties of each office; (2) remove a provision providing for the succession from the office of Vice-President to the office of President if the office of President is made vacant under certain prescribed circumstances; and (3) provide that, absent an appointment by the Board of Directors of someone other than General Counsel, the Secretary of the Company shall be the General Counsel, and where the Board of Directors appoints a separate individual to the position of Secretary, such person shall report to the General Counsel.

The full text of the Company's By-Laws as so amended and restated are attached as Exhibit 3.3 to this report.


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Item 9.01.        Financial Statements and Exhibits.

The following exhibit is filed with this report:

Exhibit 3.3 - Amended and Restated By-Laws of the Company (effective September 30, 2004).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ Howard E. Goldberg
                            ------------------------------------------
                                 Howard E. Goldberg
                                 President and Chief Executive Officer



Date:    October 5, 2004



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                                  EXHIBIT INDEX



Exhibit No.     Description
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     3.3        Amended and Restated By-Laws of the Company
                (effective September 30, 2004)

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